UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 15, 2006

     Independence Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-121485	20-1734180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Washington Street, Greenville, South Carolina       29601
     (Address of principal executive offices)                        (Zip Code)

Registrant's telphone number, including area code:  (864) 672-1776

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointmentof Principal Officers

        On February 15, 2006, Independence National Bank (the “Bank”), a wholly owned subsidiary of Independence Bancshares, Inc., a South Carolina corporation, appointed E. Fred Moore as the Chief Credit Officer of the Bank.

         Mr. Moore, 47, formerly served as a senior vice president of risk management for First National Bank of Spartanburg. He has over 19 years of experience in administrative banking and finance, including credit administration and compliance. Mr. Moore was employed with American Federal as a senior credit analyst until 2000, when he resigned to join First National Bank of the South. He graduated from University of South Carolina in 1982 with a bachelor’s degree in business economics.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

By: /s/ Lawrence R. Miller Name: Lawrence R. Miller Title: Chief Executive Officer

Dated:  February 22, 2006

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